ABSOLUTE STRATEGIES FUND (the “Fund”)

Supplement dated December 23, 2015 to the Statement of Additional Information (“SAI”) dated August 1, 2015, as supplemented September 2, 2015 and September 22, 2015

In the “Investment Policies and Risks” section of the SAI, the following is hereby inserted at the end of the “B. Equity Securities” sub-section:

Master Limited Partnerships. The Fund may invest in publicly traded partnerships (or entities, like limited liability companies, that are treated as partnerships) such as master limited partnerships (“MLPs”). MLPs issue units that are registered with the SEC and are freely tradable on a securities exchange or in the over-the-counter market. An MLP may have one or more general partners (or managing members), who conduct the business, and one or more limited partners (or non-managing members), who contribute capital and have a very limited role in the MLP’s operations and management. The general partners are jointly and severally responsible for the liabilities of the MLP. The Fund would invest as a limited partner, but, in certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. The right of an MLP’s creditors would continue even after the Fund had sold its investment in the MLP. MLPs typically invest in real estate, oil and gas and equipment leasing, but they also finance entertainment, research and development, and other projects. Therefore, investments in MLPs will subject the Fund to the risks associated with the MLPs’ investments. Investments in MLPs may be subject to erratic price changes.

MLP units, like other equity securities, can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of units of an individual MLP, like the prices of other equity securities, also can be affected by fundamentals unique to the MLP, including earnings power and coverage ratios.

Additionally, MLPs do not pay federal income tax at the entity level and instead allocate a share of the entity’s income, gains, losses, and deductions to each partner. A change in current tax law, or a change in the underlying business mix of an MLP, could result in an MLP being classified as a corporation for federal tax purposes, which would result in such MLP being required to pay federal income tax on its taxable income. The classification of an MLP as a corporation for federal tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any MLP in which the Fund invests were classified as a corporation for federal income tax purposes, it could result in a reduction of the value of the Fund’s investment in the MLP as well as decreased income, and consequently a reduction in the value of an investment in the Fund. In addition, if the Fund were to invest more than 25% of its total assets in MLPs treated as partnerships, that could cause the Fund to lose its status as a RIC.

* * *

For more information, please contact a Fund customer service representative toll free at
(888) 99-ABSOLUTE or (888) 992-2765.

PLEASE RETAIN FOR FUTURE REFERENCE.